Exhibit 99.1
                                 ------------

                                 Loan Group 1

                               Mortgage Rates(1)

                                                                                        Weighted                Weighted
                                                          Percent of         Average     Average   Weighted      Average
                                Number         Aggregate    Mortgage       Principal   Remaining    Average     Original
                                    of         Principal    Loans in         Balance     Term to       FICO     Loan-to-
                              Mortgage           Balance        Loan     Outstanding    Maturity     Credit        Value
Mortgage Rate (%)                Loans       Outstanding     Group 1             ($)    (Months)      Score    Ratio (%)
-----------------           ----------   ---------------   ---------     -----------   ---------   --------     ---------
5.500......................          1   $    532,500.00       0.21%      532,500.00        360         625        78.89
5.875......................          1        560,000.00       0.22       560,000.00        360         631        68.97
6.125......................          2      1,099,596.00       0.44       549,798.00        360         696        61.31
6.250......................          9      5,713,204.00       2.29       634,800.44        360         710        66.71
6.375......................         22     13,754,606.50       5.50       625,209.39        360         671        73.61
6.500......................         39     22,794,231.16       9.12       584,467.47        360         697        73.29
6.625......................        106     65,401,626.65      26.16       616,996.48        360         704        72.43
6.720......................          1        438,900.00       0.18       438,900.00        360         659        84.40
6.750......................        106     64,480,021.91      25.79       608,302.09        360         699        74.31
6.875......................         70     50,233,796.93      20.09       717,625.67        360         717        73.67
7.000......................         29     21,097,546.56       8.44       727,501.61        360         711        75.27
7.125......................          5      2,505,400.00       1.00       501,080.00        360         687        77.74
7.250......................          2      1,385,000.00       0.55       692,500.00        360         751        78.27
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

-------------
(1) The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 1 (net of such premiums) was approximately 6.7077% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 1 was approximately 6.7082% per annum.


                                             Current Mortgage Loan Principal Balances(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
Range of                        Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Current Mortgage                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan Principal                Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Balances ($)                     Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
400,000.01 - 450,000.00....         49   $ 21,326,131.89       8.53%     435,227.18      6.691         360         692        77.50
450,000.01 - 500,000.00....         89     42,313,389.10      16.93      475,431.34      6.690         360         708        75.14
500,000.01 - 550,000.00....         61     31,938,546.46      12.78      523,582.73      6.681         360         700        75.52
550,000.01 - 600,000.00....         46     26,286,468.53      10.51      571,444.97      6.732         360         692        79.61
600,000.01 - 650,000.00....         49     30,975,995.06      12.39      632,163.16      6.690         360         707        75.98
650,000.01 - 700,000.00....         10      6,882,824.00       2.75      688,282.40      6.625         360         685        74.85
700,000.01 - 750,000.00....         10      7,187,581.73       2.88      718,758.17      6.650         360         703        75.33
750,000.01 - 1,000,000.00..         58     52,064,519.00      20.83      897,664.12      6.704         360         704        69.09
1,000,000.01 - 1,500,000.00         15     19,142,973.94       7.66    1,276,198.26      6.731         360         704        63.71
1,500,000.01 - 2,000,000.00          3      4,757,000.00       1.90    1,585,666.67      6.915         360         738        55.86
Above 2,000,000.00.........          3      7,121,000.00       2.85    2,373,666.67      6.956         360         737        75.81
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 1 was approximately $636,123.


                                                        FICO Credit Scores(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Range of                      Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
FICO Credit Scores               Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
619 and Below..............          3   $  1,943,300.00       0.78%      647,766.67     6.806         360         611        74.29
620 - 639..................         37     20,207,882.73       8.08       546,158.99     6.549         360         629        74.60
640 - 659..................         59     35,311,585.89      14.12       598,501.46     6.674         360         650        76.50
660 - 679..................         44     30,332,905.18      12.13       689,384.21     6.783         360         671        72.90
680 - 699..................         62     42,102,199.89      16.84       679,067.74     6.654         360         690        69.52
700 - 719..................         52     31,323,544.06      12.53       602,375.85     6.753         360         709        75.57
720 and Above..............        136     88,775,011.96      35.51       652,757.44     6.741         360         758        73.34
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

-----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 1 was approximately 703.


                                                       Documentation Programs

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Documentation Program            Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
CLUES Plus.................         13   $  6,700,800.00       2.68%     515,446.15      6.681         360         656        70.89
Full/Alternative...........        111     71,746,266.62      28.70      646,362.76      6.634         360         661        74.34
Preferred..................         10      5,747,285.00       2.30      574,728.50      6.591         360         754        75.17
Reduced....................        258    164,595,078.09      65.84      637,965.42      6.747         360         722        73.33
Streamlined................          1      1,207,000.00       0.48    1,207,000.00      6.625         360         695        48.28
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========


                                                 Original Loan-to-Value Ratios(1)(2)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Range of Original                   of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan-to-Value Ratios          Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
(%)                              Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
50.00 and Below............         13   $ 10,243,584.16       4.10%     787,968.01      6.537         360         700        37.91
50.01 to 55.00.............         12     10,957,482.94       4.38      913,123.58      6.835         360         719        52.36
55.01 to 60.00.............          7      5,406,500.00       2.16      772,357.14      6.544         360         678        57.66
60.01 to 65.00.............         25     18,671,638.46       7.47      746,865.54      6.701         360         711        63.50
65.01 to 70.00.............         24     17,378,710.00       6.95      724,112.92      6.722         360         699        68.03
70.01 to 75.00.............         61     41,796,461.54      16.72      685,187.89      6.674         360         714        73.75
75.01 to 80.00.............        234    136,744,122.08      54.70      584,376.59      6.729         360         700        79.46
80.01 to 85.00.............          4      1,926,817.53       0.77      481,704.38      6.677         360         675        84.54
85.01 to 90.00.............         12      6,282,113.00       2.51      523,509.42      6.686         360         690        89.19
90.01 to 95.00.............          1        589,000.00       0.24      589,000.00      6.625         360         778        95.00
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 73.48%.
(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                                            Original Combined Loan-to-Value Ratios(1)(2)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
Range of Original               Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Combined                            of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan-to-Value Ratios          Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
(%)                              Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
50.00 and Below............         11   $  8,243,584.16       3.30%     749,416.74      6.576         360         707        35.96
50.01 to 55.00.............         12     11,505,482.94       4.60      958,790.25      6.819         360         712        51.73
55.01 to 60.00.............          4      2,474,500.00       0.99      618,625.00      6.564         360         676        57.29
60.01 to 65.00.............         21     15,230,338.46       6.09      725,254.21      6.667         360         708        62.88
65.01 to 70.00.............         23     16,448,210.00       6.58      715,139.57      6.709         360         700        67.61
70.01 to 75.00.............         44     30,823,281.54      12.33      700,529.13      6.672         360         713        73.15
75.01 to 80.00.............        130     77,409,294.08      30.96      595,456.11      6.703         360         693        78.84
80.01 to 85.00.............         12      9,325,867.53       3.73      777,155.63      6.816         360         712        77.94
85.01 to 90.00.............         48     29,848,906.00      11.94      621,852.21      6.687         360         683        79.35
90.01 to 95.00.............         23     14,055,595.00       5.62      611,112.83      6.672         360         704        76.86
95.00 to 100.00............         65     34,631,370.00      13.85      532,790.31      6.779         360         731        78.93
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 1 was approximately 79.00%.
(2) Takes into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                                         Geographic Distribution of Mortgaged Properties(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 State                           Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
California.................        183   $114,289,004.54      45.72%     624,530.08      6.722         360         705        72.98
Florida....................         27     18,260,785.00       7.30      676,325.37      6.751         360         707        73.51
Hawaii.....................          7      5,445,900.00       2.18      777,985.71      6.682         360         723        73.20
Maryland...................         19     10,828,380.00       4.33      569,914.74      6.679         360         674        76.83
New Jersey.................         13      9,750,917.53       3.90      750,070.58      6.727         360         707        70.23
New York...................         30     20,158,007.06       8.06      671,933.57      6.733         360         698        71.79
Pennsylvania...............          8      5,580,096.56       2.23      697,512.07      6.796         360         711        76.11
Texas......................          6      5,543,370.00       2.22      923,895.00      6.676         360         709        72.82
Virginia...................         11      5,770,800.00       2.31      524,618.18      6.626         360         681        74.80
Washington.................         12      7,447,020.00       2.98      620,585.00      6.697         360         706        78.94
Other (less than 2%).......         77     46,922,149.02      18.77      609,378.56      6.660         360         703        74.08
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

---------
(1) The Other row in the preceding table includes 24 other states and the District of Columbia with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.001% of the mortgage loans in loan group 1 were secured by mortgaged properties located in any one postal zip code area.


                                                            Loan Purpose

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 Loan Purpose                    Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 Refinance (Cash-Out).......       149   $ 88,177,324.02      35.27%     591,794.12      6.709         360         686        70.91
 Purchase...................       176    112,666,426.73      45.07      640,150.15      6.695         360         719        75.91
 Refinance (Rate/Term)......        68     49,152,678.96      19.66      722,833.51      6.737         360         697        72.51
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========



                                                    Types of Mortgaged Properties

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 Property Type                   Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
2 to 4 Family Residence....         10   $  6,371,810.26       2.55%     637,181.03      6.807         360         711        78.36
Cooperative................          1        562,500.00       0.23      562,500.00      6.750         360         701        90.00
High-Rise Condominium......         26     17,824,133.00       7.13      685,543.58      6.679         360         737        74.73
Low-Rise Condominium.......          9      4,439,143.18       1.78      493,238.13      6.692         360         727        77.91
Planned Unit Development...         82     55,682,037.47      22.27      679,049.24      6.684         360         705        71.65
Single Family Residence....        265    165,116,805.80      66.05      623,082.29      6.716         360         698        73.60
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========




                                                         Occupancy Types(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Occupancy Type                   Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 Investment Property........        20   $ 11,309,179.53       4.52%     565,458.98      6.809         360         735        73.12
 Primary Residence..........       350    221,414,717.12      88.57      632,613.48      6.704         360         700        73.80
 Secondary Residence........        23     17,272,533.06       6.91      750,979.70      6.697         360         725        69.60
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========

---------
(1) Based upon representations of the related borrowers at the time of origination.

                                                   Remaining Terms to Maturity(1)

                                                                                                                  Weighted
                                                            Percent of         Average               Weighted      Average
                                  Number         Aggregate    Mortgage       Principal    Weighted    Average     Original
                                      of         Principal    Loans in         Balance     Average       FICO     Loan-to-
 Remaining Term                 Mortgage           Balance        Loan     Outstanding    Mortgage     Credit        Value
 to Maturity (Months)              Loans       Outstanding     Group 1             ($)     Rate(%)      Score    Ratio (%)
---------------------         ----------   ---------------   ---------     -----------   ---------   --------     ---------
360........................          375   $238,589,474.46       95.44%     636,238.60       6.704        703        73.72
359........................           16     10,429,800.78        4.17      651,862.55       6.788        699        67.53
358........................            1        486,550.00        0.19      486,550.00       7.000        715        79.99
344........................            1        490,604.47        0.20      490,604.47       6.625        704        76.28
                                --------   ---------------    ---------
  Total....................          393   $249,996,429.71      100.00%
                                ========   ===============    =========

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 was approximately 360 months.



                                                Interest-Only Periods at Origination

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Interest-Only                 Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Period (months)                  Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 0.........................        267   $170,964,598.71      68.39%     640,316.85      6.657         360         699        72.56
 120.......................        126     79,031,831.00      31.61      627,236.75      6.820         360         711        75.46
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========


                                              Prepayment Charge Periods at Origination

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Prepayment Charge             Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Period (months)                  Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 0.........................        366   $232,962,476.24      93.19%     636,509.50      6.712         360         705        73.54
 36........................          1        544,000.00       0.22      544,000.00      7.125         360         656        69.74
 60........................         26     16,489,953.47       6.60      634,228.98      6.636         360         684        72.70
                              --------   ---------------   ---------
  Total....................        393   $249,996,429.71     100.00%
                              ========   ===============   =========


                                                          Loan Group 2

                                                          Mortgage Rates(1)

                                                                                         Weighted                Weighted
                                                           Percent of         Average     Average   Weighted      Average
                                 Number         Aggregate    Mortgage       Principal   Remaining    Average     Original
                                     of         Principal    Loans in         Balance     Term to       FICO     Loan-to-
                               Mortgage           Balance        Loan     Outstanding    Maturity     Credit        Value
Mortgage Rate (%)                 Loans       Outstanding     Group 2             ($)    (Months)      Score    Ratio (%)
----------------------------   --------   ---------------   ---------    ------------    --------   --------    --------
6.750......................          49   $ 32,251,235.25       14.34%     658,188.47         360        718        69.58
6.875......................          90     56,704,749.05       25.21      630,052.77         360        711        74.07
7.000......................          41     26,911,048.52       11.96      656,367.04         360        700        72.79
7.125......................          41     25,818,065.23       11.48      629,708.91         360        707        73.97
7.250......................          41     30,972,581.81       13.77      755,428.82         360        703        73.63
7.270......................           1        585,000.00        0.26      585,000.00         360        656        90.00
7.375......................          20     10,349,523.00        4.60      517,476.15         360        687        75.35
7.500......................          21     14,497,579.12        6.44      690,360.91         360        708        75.60
7.595......................           1        643,850.00        0.29      643,850.00         360        622        83.89
7.625......................          10      7,044,032.00        3.13      704,403.20         359        710        78.19
7.750......................          12      6,680,225.00        2.97      556,685.42         360        717        74.10
7.875......................          10      6,851,046.04        3.05      685,104.60         360        702        76.55
8.000......................           3      2,305,000.00        1.02      768,333.33         360        715        77.71
8.125......................           1        508,000.00        0.23      508,000.00         360        669        80.00
8.250......................           2      1,289,250.00        0.57      644,625.00         360        734        85.69
8.375......................           1        675,000.00        0.30      675,000.00         360        676        79.88
8.750......................           1        420,000.00        0.19      420,000.00         360        701        80.00
9.000......................           1        440,000.00        0.20      440,000.00         360        739        80.00
                               --------   ---------------    ---------
  Total....................         346   $224,946,185.02      100.00%
                               ========   ===============    =========

---------
(1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans in loan group 2 (net of such premiums) was approximately 7.133% per annum. Without the adjustment, the weighted average on the mortgage loans in loan group 2 was approximately 7.135% per annum.

                                             Current Mortgage Loan Principal Balances(1)


                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
Range of                        Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Current Mortgage                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan Principal                Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Balances ($)                     Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
400,000.01 - 450,000.00....         44   $ 19,143,825.83       8.51%     435,086.95      7.107         360         710        77.76
450,000.01 - 500,000.00....         72     34,450,566.43      15.32      478,480.09      7.152         360         698        78.12
500,000.01 - 550,000.00....         47     24,628,820.99      10.95      524,017.47      7.177         360         708        74.78
550,000.01 - 600,000.00....         44     25,416,232.00      11.30      577,641.64      7.114         360         694        75.74
600,000.01 - 650,000.00....         48     30,495,192.60      13.56      635,316.51      7.089         360         709        75.00
650,000.01 - 700,000.00....         11      7,484,685.23       3.33      680,425.93      7.217         360         698        76.06
700,000.01 - 750,000.00....         11      7,932,960.66       3.53      721,178.24      7.057         360         712        69.03
750,000.01 - 1,000,000.00..         47     41,223,673.03      18.33      877,099.43      7.179         360         716        71.03
1,000,000.01 - 1,500,000.00         15     19,451,128.25       8.65    1,296,741.88      7.114         360         713        66.80
1,500,000.01 - 2,000,000.00          5      8,974,100.00       3.99    1,794,820.00      7.004         360         721        72.27
Above 2,000,000.00.........          2      5,745,000.00       2.55    2,872,500.00      7.250         360         705        64.80
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans in loan group 2 was approximately $650,133.


                                                        FICO Credit Scores(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Range of                      Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
FICO Credit Scores               Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
619 and Below..............         2    $  1,403,000.00       0.62%     701,500.00      6.950         360         610        69.20
620 - 639..................        17       9,017,833.07       4.01      530,460.77      7.176         360         628        73.66
640 - 659..................        24      13,341,094.38       5.93      555,878.93      6.995         360         650        80.22
660 - 679..................        53      35,867,270.54      15.94      676,740.95      7.277         360         670        72.26
680 - 699..................        72      47,590,180.61      21.16      660,974.73      7.158         360         688        71.11
700 - 719..................        54      33,927,724.00      15.08      628,291.19      7.068         360         709        74.91
720 and Above..............       124      83,799,082.42      37.25      675,799.05      7.110         360         753        74.58
                              --------   ---------------   ---------
  Total....................       346    $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans in loan group 2 was approximately 708.



                                                       Documentation Programs

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Documentation Program            Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
Full/Alternative...........         60   $ 36,938,787.70      16.42%     615,646.46      7.031         360         672        73.26
Preferred..................          1        420,000.00       0.19      420,000.00      7.000         360         739        80.00
Reduced....................        285    187,587,397.32      83.39      658,201.39      7.156         360         714        73.88
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========


                                                 Original Loan-to-Value Ratios(1)(2)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Range of Original                   of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan-to-Value Ratios          Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
(%)                              Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
50.00 and Below............         12   $  7,926,900.00       3.52%     660,575.00      6.984         360         711        36.09
50.01 to 55.00.............          6      7,010,500.00       3.12    1,168,416.67      7.116         360         691        54.28
55.01 to 60.00.............          5      3,280,000.00       1.46      656,000.00      6.907         360         705        57.40
60.01 to 65.00.............         20     16,310,757.00       7.25      815,537.85      6.995         360         712        63.64
65.01 to 70.00.............         31     27,496,999.00      12.22      886,999.97      7.098         360         713        68.74
70.01 to 75.00.............         45     34,255,742.23      15.23      761,238.72      7.155         360         705        73.82
75.01 to 80.00.............        216    122,823,486.79      54.60      568,627.25      7.160         360         709        79.53
80.01 to 85.00.............          2      1,317,850.00       0.59      658,925.00      7.300         360         635        84.07
85.01 to 90.00.............          8      4,034,700.00       1.79      504,337.50      7.363         360         659        89.56
90.01 to 95.00.............          1        489,250.00       0.22      489,250.00      8.250         360         803        95.00
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 73.79%.
(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                                            Original Combined Loan-to-Value Ratios(1)(2)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
Range of Original               Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
Combined                            of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Loan-to-Value Ratios          Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
(%)                              Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
50.00 and Below............         10   $  6,806,900.00       3.03%     680,690.00      6.921         360         708        34.51
50.01 to 55.00.............          5      6,503,500.00       2.89    1,300,700.00      7.134         360         691        54.34
55.01 to 60.00.............          4      2,635,000.00       1.17      658,750.00      6.946         360         705        57.72
60.01 to 65.00.............         13      9,564,757.00       4.25      735,750.54      7.037         360         698        63.34
65.01 to 70.00.............         24     19,593,400.00       8.71      816,391.67      6.997         360         706        67.16
70.01 to 75.00.............         35     25,763,772.32      11.45      736,107.78      7.073         360         710        72.72
75.01 to 80.00.............        102     61,075,652.54      27.15      598,780.91      7.099         360         709        77.49
80.01 to 85.00.............          4      2,449,850.00       1.09      612,462.50      7.183         360         659        80.73
85.01 to 90.00.............         40     25,972,461.42      11.55      649,311.54      7.270         360         699        78.93
90.01 to 95.00.............         23     15,010,317.00       6.67      652,622.48      7.329         360         700        78.02
95.00 to 100.00............         86     49,570,574.74      22.04      576,402.03      7.193         360         718        78.90
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the mortgage loans in loan group 2 was approximately 81.52%.
(2) Takes into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time of origination.

                                         Geographic Distribution of Mortgaged Properties(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 State                           Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
Arizona....................         10   $  5,937,361.29       2.64%     593,736.13      7.349         360         690        78.79
California.................        135     89,065,854.99      39.59      659,747.07      7.142         360         711        74.00
Florida....................         17      9,245,396.00       4.11      543,846.82      7.246         360         711        75.20
Illinois...................         17     11,250,077.00       5.00      661,769.24      7.142         360         708        72.54
Maryland...................         11      6,430,232.81       2.86      584,566.62      7.064         360         709        73.14
Nevada.....................         13      6,930,400.00       3.08      533,107.69      6.976         360         716        77.69
New Jersey.................         19     13,161,500.00       5.85      692,710.53      7.142         360         692        71.71
New York...................         28     19,224,185.66       8.55      686,578.06      7.066         360         709        70.42
Oregon.....................         10      5,763,916.85       2.56      576,391.69      7.174         360         717        73.02
Texas......................          5      6,673,290.00       2.97    1,334,658.00      7.157         360         696        68.30
Washington.................          9      5,025,078.04       2.23      558,342.00      7.057         360         703        77.55
Other (less than 2%).......         72     46,238,892.38      20.56      642,206.84      7.131         360         706        74.75
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) The Other row in the preceding table includes 26 other states with under 2% concentrations individually. As of the cut-off date, no more than approximately 1.300% of the mortgage loans in loan group 2 were secured by mortgaged properties located in any one postal zip code area.


                                                            Loan Purpose

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 Loan Purpose                    Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 Refinance (Cash-Out).......       125   $ 82,705,798.55      36.77%     661,646.39      7.101         360         694        70.36
 Purchase...................       170    109,962,391.04      48.88      646,837.59      7.178         360         715        76.87
 Refinance (Rate/Term)......        51     32,277,995.43      14.35      632,901.87      7.075         360         716        72.08
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

                                                    Types of Mortgaged Properties

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
 Property Type                   Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
2 to 4 Family Residence....         10   $  9,914,500.00       4.41%     991,450.00      7.039         360         723        71.06
Cooperative................          2      1,219,885.66       0.54      609,942.83      7.426         359         769        83.02
High-Rise Condominium......         16     10,670,928.00       4.74      666,933.00      7.067         360         726        67.91
Low-Rise Condominium.......         16      8,034,613.03       3.57      502,163.31      7.222         360         708        79.55
Planned Unit Development...         70     48,364,755.48      21.50      690,925.08      7.097         360         712        74.52
Single Family Residence....        232    146,741,502.85      65.23      632,506.48      7.152         360         703        73.77
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========


                                                         Occupancy Types(1)

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
                              Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Occupancy Type                   Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 Investment Property........        28    $18,485,412.00       8.22%     660,193.29      7.202         360         732        73.56
 Primary Residence..........       303    195,416,478.11      86.87      644,938.87      7.124         360         705        73.87
 Secondary Residence........        15     11,044,294.91       4.91      736,286.33      7.227         360         714        72.70
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========

---------
(1) Based upon representations of the related borrowers at the time of origination.

                                                   Remaining Terms to Maturity(1)

                                                                                                                   Weighted
                                                             Percent of         Average               Weighted      Average
                                   Number         Aggregate    Mortgage       Principal    Weighted    Average     Original
                                       of         Principal    Loans in         Balance     Average       FICO     Loan-to-
 Remaining Term                  Mortgage           Balance        Loan     Outstanding    Mortgage     Credit        Value
 to Maturity (Months)               Loans       Outstanding     Group 2             ($)     Rate(%)      Score    Ratio (%)
---------------------          ----------   ---------------   ---------     -----------   ---------   --------     ---------
360........................           321   $209,175,373.91       92.99%     651,636.68       7.133        706       73.73
359........................            21     13,400,811.11        5.96      638,133.86       7.093        727       73.86
357........................             3      1,818,000.00        0.81      606,000.00       7.625        716       78.74
355........................             1        552,000.00        0.25      552,000.00       7.500        700       79.42
                                 --------   ---------------   ---------
  Total....................           346   $224,946,185.02     100.00%
                                 ========   ===============   =========

---------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 was approximately 360 months.


                                                Interest-Only Periods at Origination

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Interest-Only                 Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Period (months)                  Loans       Outstanding    Group 2             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 0.........................        146   $ 97,825,258.02      43.49%     670,036.01      7.103         360         705        73.09
 120.......................        200    127,120,927.00      56.51      635,604.64      7.160         360         710        74.33
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========


                                              Prepayment Charge Periods at Origination

                                                                                                  Weighted                 Weighted
                                                         Percent of         Average                Average    Weighted      Average
                                Number         Aggregate   Mortgage       Principal   Weighted   Remaining     Average     Original
                                    of         Principal   Loans in         Balance    Average     Term to        FICO     Loan-to-
Prepayment Charge             Mortgage           Balance       Loan     Outstanding   Mortgage    Maturity      Credit        Value
Period (months)                  Loans       Outstanding    Group 1             ($)   Rate (%)    (Months)       Score    Ratio (%)
----------------------------  --------   ---------------   ---------   ------------   --------    --------    --------    ---------
 0.........................        330   $214,548,964.90      95.38%     650,148.38      7.135         360         707        73.68
 6.........................          3      1,809,000.00       0.80      603,000.00      7.249         360         684        69.03
 7.........................          1        788,000.00       0.35      788,000.00      7.000         360         772        80.00
 15........................          1        907,580.12       0.40      907,580.12      7.500         359         803        72.66
 36........................          3      1,501,600.00       0.67      500,533.33      7.442         360         688        80.00
 60........................          8      5,391,040.00       2.40      673,880.00      6.975         360         710        77.16
                              --------   ---------------   ---------
  Total....................        346   $224,946,185.02     100.00%
                              ========   ===============   =========
